TIFF Investment Program (“TIP”)

Supplement dated December 16, 2014

to the TIP Prospectus dated April 30, 2014, as supplemented August 4, 2014, October 6, 2014, and December 16, 2014

This supplement provides new and additional information to the TIP prospectus dated April 30, 2014, as supplemented August 4, 2014, October 6, 2014, and December 16, 2014. You can find TIP’s prospectus and the statement of additional information, as well as other information about TIP, online at www.tiff.org/prospectusanddisclosures. You may also obtain this information at no charge by calling 800-984-0084 or by sending an e-mail request to info@tiff.org.

The members of TIFF Investment Program, Inc. (“TIP Inc.”) recently voted at a special meeting of members, held on December 9, 2014, to approve two proposals that affect TIP Inc. and each of its series. The proposals included: (1) the election of directors of TIP Inc., and (2) the approval of an Agreement and Plan of Reorganization and Liquidation that provides for the reorganization of TIP Inc., a Maryland corporation, into TIP, a Delaware statutory trust. As part of the reorganization, each of TIFF Multi-Asset Fund (“Multi-Asset Fund”) and TIFF Short-Term Fund, each a series of TIP Inc., was reorganized into a corresponding new series of TIP with the same name. All references to TIFF Investment Program, Inc. and its respective series in the prospectus, as supplemented, are deleted and replaced with references to TIFF Investment Program and its respective series.

On December 11, 2014, the Board of Trustees of TIP approved a money manager agreement for Multi-Asset Fund with a new money manager, Kopernik Global Investors, LLC, effective as of December 16, 2014.

The following paragraph is added to the Multi-Asset Fund section entitled “Money Managers and Their Strategies” on page 13 of the prospectus, after the description of Glenhill Capital Advisors, LLC and before the description of Lansdowne Partners (UK), LLP:

Kopernik Global Investors, LLC has a value approach to investing and through bottom-up fundamental research seeks to identify potential investments that trade at significant discounts to their risk-adjusted intrinsic values and are misperceived and undervalued by the market. The manager implements its long-only strategy primarily via equity securities of US and non-US companies of any size.

The following paragraph is added to the Multi-Asset Fund section entitled “Money Manager Fee Arrangements and Portfolio Managers” on page 25 of the prospectus, after the description of Glenhill Capital Advisors, LLC and before the description of Lansdowne Partners (UK), LLP:

Kopernik Global Investors, LLC (Two Harbour Place, 302 Knights Run Avenue, Suite 1225, Tampa, FL 33602) is compensated based on assets. The manager receives 0.65% per year on the first $50 million of “TIFF assets,” 0.60% per year on the next $100 million of “TIFF assets,” 0.55% per year on the next $100 million of “TIFF assets,” and 0.50% per year on all remaining “TIFF assets” in excess of $250 million. For purposes of this fee schedule, “TIFF assets” means the daily average over the applicable period of Multi-Asset Fund assets and the assets of any other funds advised by TAS or its affiliates that are managed by Kopernik or its affiliates. David Iben (Managing Member and Chief Investment Officer) founded Kopernik in 2013. Kopernik has managed assets for the fund since December 2014.

Please keep this supplement for future reference.